SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2008

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   000-25032               25-1724540
  ----------------------------        -------------        -------------------
  (State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)               File Number)         Identification No.)


            600 Mayer Street, Bridgeville, Pennsylvania         15017
          -----------------------------------------------     ---------
              (Address of principal executive offices)        (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.   Results of Operations and Financial Condition.

     On October 8, 2008, Universal Stainless and Alloy Products, Inc. (the "Company") issued a press release to announce, among other things, its revision of its previously announced guidance for the third quarter ended September 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the information in the attached press release regarding the revision of the Company's previously announced guidance for the third quarter ended September 30, 2008, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 8.01.   Other Events

     On October 8, 2008, the Company issued a press release to announce, among other things, a new five-year collective bargaining agreement with the hourly employees at its Bridgeville facility represented by Local 9531 of the United Steelworkers. A copy of this press release is attached hereto as Exhibit 99.1


Item 9.01.   Financial Statements and Exhibits.

       (d)   Exhibits

       99.1  Press Release dated October 8, 2008


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                    By: /s/ Richard M. Ubinger
                                        --------------------------------------
                                        Vice President of Finance,
                                        Chief Financial Officer and Treasurer

Dated:  October 8, 2008